UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 24, 2021 (November 23, 2021)

VALOR LATITUDE ACQUISITION CORP.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-40322	98-1578908
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

PO Box 309,
Ugland House
Grand Cayman	KY1-1104
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +1 973-290-2331

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	VLAT	Nasdaq Capital Market
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	VLATW	Nasdaq Capital Market
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	VLATU	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note:

This Amendment No. 1 to the Current Report on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K of Valor Latitude Acquisition Corp. (the “Company”), filed on November 23, 2021.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

In connection with the preparation of the financial statements as of September 30, 2021 for the Company, management identified errors made in the Company’s historical financial statements where the Company improperly classified a portion of its public shares as permanent equity to maintain shareholders’ equity greater than $5,000,000 on the basis that the Company will consummate its initial business combination only if the Company has net tangible assets of at least $5,000,001. After discussion and evaluation, including with the Company’s independent registered public accounting firm, Marcum LLP (“Marcum”), the Company, in consultation with its Audit Committee, determined that the public shares include certain provisions that require classification of the public shares as temporary equity regardless of the minimum net tangible assets required by the Company to complete its initial business combination and therefore, the Company concluded that its previously issued financial statements impacted should be restated to report all public shares as temporary equity.

Based on the foregoing, on November 22, 2021, management of the Company and the Audit Committee of the Board of Directors of the Company determined that the Company’s previous quarterly report on Form 10-Q for the quarter ended June 30, 2021, and the audited balance sheet as of May 6, 2021 (the date the Company consummated its initial public offering), included in Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on May 12, 2021 (collectively, the “Affected Periods”) should no longer be relied upon. The Company intends to include a footnote in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2021 reflecting the restatement for the Affected Periods and plans to amend the Current Report on Form 8-K filed on May 12, 2021 to file the revised audited balance sheet as of May 6, 2021.

The Company’s management has concluded that in light of the classification error described above, a material weakness exists in the Company’s internal control over financial reporting and that the Company’s disclosure controls and procedures were not effective. The Company’s remediation plan with respect to such material weakness is described in more detail in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2021.

In addition, the audit report of Marcum included in Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on May 12, 2021 should no longer be relied upon.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Amendment No. 1 on Form 8-K/A pursuant to this Item 4.02 with Marcum.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Valor Latitude Acquisition Corp.

By:	/s/ J. Douglas Smith
Name:	J. Douglas Smith
Title:	Chief Financial Officer

Date: November 24, 2021